Improvement in the Appearance of Cellulite Resulting from a Single Treatment with Acoustic Subcision: Findings from a Multi-Center Pivotal Trial Elizabeth L. Tanzi, M.D. FAAD Associate Clinical Professor of Dermatology George Washington University School of Medicine Washington, DC Director Capital Laser & Skin Care American Academy of Dermatology Annual Meeting 5/20/20

Disclosure • Allergan/Coolsculpting (SAB) • Beiersdorf • Cutera • Merz/Ulthera • Pulse Biosciences (SAB) • Sciton (SAB) • Soliton (SAB) • Solta • Syneron/Candela

Cellulite and Acoustic Subcision Cellulite Dimples Acoustic Subcision Smooth Epidermis Dermis Rapid Acoustic Pulses Fat cells Ruptured Fibrous septa fibrous septa Septa can contract and become sclerotic Rapid Acoustic Pulse (RAP) device emits rapid holding portions of the skin with a non- acoustic pulses (shock waves) that are transmitted flexible length of septa through the skin to rupture or “shear” the fibrotic septa (“Acoustic Subcision”) This results in areas of the skin being pulled down while adjacent sections bulge outward This causes the release of the septa resulting in resulting in dimples and ridges the smoothing of the skin dimples. Soliton has not yet received FDA pre-market clearance for the 3 cellulite indication

Rapid Acoustic Pulse



<0.1 μs
9.6 MPa
Z-Wave
RAP
RAP
1.0 MPa
ZWave
~5 μs
-10e-6
0
10e-6
20e-6
30e-6

Hydrophone measurements using an Onda Corporation AIMS III (Acoustic Intensity Measurement System), using HNR-1000 Hydrophone; Z-Wave setup: Z-WavePro set to maximum output (185 mJ), using Z-Wave Handpiece 2.2

Repetition rate and very short rise time provide microscopic mechanical disruption to the targeted cellular level structures and vacuoles

High peak pressure and fast repetition rate exploit viscoelastic nature of tissue

Compressed pulses from electronic filtering and reflector shape eliminate cavitation, heat and pain

Physical Effects

- ECM/Fibrous Septa disruption (Acoustic subcision)
- Non-cavitation/non-thermal physical effects

Biological Effects (from Mechanotransduction)

- Collagenesis
- Angiogenesis
- Lymphangiogenesis
- Inflammation inhibition

Acoustic Disruption of Septa – Time/Dose Response #

Acoustic subcision device: Procedure ! 20-30-minute procedure can treat much of a single leg/buttock area ! Non-invasive: Real “incision-less” procedure. Skin never punctured ! No anesthetic required ! Physician oversight of delivery; delegable ! No recovery time $

Improvement in the Appearance of Cellulite Resulting from a Single Treatment with Acoustic Subcision Device: Findings from a Multi-Center Pivotal Trial

Clinical Trial Sites

Elizabeth Tanzi, MD
Capital Laser & Skin Care
Chevy Chase, MD 20815

Michael Kaminer, MD
SkinCare Physicians
Chestnut Hill, MA 02467

Brenda LaTowsky, MD
Clear Dermatology and Aesthetics Center
Scottsdale, AZ 85255

Omer Ibrahim, MD
Chicago Cosmetic Surgery and Dermatology
Chicago, IL 60654

Methods

- A single arm, self-controlled, multi-center study was conducted with 62 participants to evaluate the safety and effectiveness of the acoustic subcision device for the temporary improvement of the appearance of cellulite.
- After photographs (QuantifiCare), participants were treated with a single 19-33 minute RAP session comprising 1-2-minute RAP applications at each of 12-15 marked treatment sites.
- Following treatment, adverse events and tolerability were recorded.

12-Week Assessment

- Safety: Any adverse events
- Efficacy: Photographic assessment by 3-blinded independent physicians using a 0 to 5-point validated simplified Cellulite Severity Scale (Table 1)*

TABLE 1. Cellulite Severity Scoring

Score		*Description*
1. Severity scoring by the independent evaluators		
A. Number of evident depressions		
0		None
1		Mild (≤4 depressions)
2		Moderate (≥5 to ≤9 depressions)
3		Severe (≥10 depressions)
B. Average depth of depressions		
0		None
1		Mild (1–2 mm)
2		Moderate (3–4 mm)
3		Severe (≥5 mm)
Severity scale (A+B−1)	***Classification***	***Severity Grade***
2. Cellulite severity grading (calculated values)		
0	None	0
1–2	Mild	1
3	Moderate	2
4–5	Severe	3

* Kaminer, M. S., Coleman, W. P., Weiss, R. A., Robinson, D. M., Coleman, W. P., & Hornfeld, C. (2015, March). Multicenter pivotal study of vacuum-assisted precise tissue release for the treatment of cellulite. *American Soc of Derm Surg, 41*(3).

RESULTS SUMMARY -- PARTICIPANTS

NUMBERS AND TREATMENTS		
Enrolled	Enrolled and treated	**67**
Lost	Lost to follow-up or exclusionary criteria	**5**
Evaluated	Evaluated at 12-weeks	**62**
Acoustic Subcision Session	Minutes (Mean ± std)	**28.3** ± 3.6
CHARACTERISTICS		
Gender	Female	**100%**
Race	White/Caucasian	**91.9%**
	African American/Black	**4.8%**
	Asian	**3.2%**
Ethnicity	Not Hispanic/Not Latino	**93.5%**
	Hispanic/Latino	**6.4%**
Age	Mean ± std	**43.0** ± 6.6
Weight (pounds)	Mean ± std	**149.7** ± 21.2
BMI	Mean ± std	**24.5** ± 2.8

RESULTS SUMMARY: EFFICACY--CELLULITE

CELLULITE IMPROVEMENT - Blinded Physician Assessment		
Responders	% Demonstrated CSS Reduction	**87.1%**
% demonstrating	≥ 20% Mean CSS Reduction	**71.0%**
	≥ 30% Mean CSS Reduction	**56.5%**
	≥ 50% Mean CSS Reduction	**24.2%**
Overall Efficacy	Baseline CSS Score (Mean ± std)	**3.70** ± 0.88
	Mean CSS Reduction (Mean ± std)	**1.16** ± 0.74
	% CSS Improvement (Mean ± std)	**32.5%** ± 20.8%
Correctly Identified Photos	% Correct ID of 12-wk post photo -- Mean (n=3)	**84.4%**
GAIS % -Cellulite	Improved, Much improved, Very much improved -- Mean (n=3)	**84.9%**

RESULTS SUMMARY: SAFETY, TOLERABILITY AND SATISFACTION

RESULTS SUMMARY: SAFETY, TOLERABILITY AND SATISFACTION

SAFETY		
Expected AEs	% participants (Minimal or mild – erythema, folliculitis, purpura or pain)	**95.2%**
Unexpected AEs	% participants	**0.0%**
Serious AEs	% participants	**0.0%**
TOLERABILITY		
Procedure Tolerability	% participants	**98.4%**
Overall pain (0-10 pain scale)	During treatment (Mean ± std)	**2.4** ± 1.4
	Immediately after treatment (Mean ± std)	**0.3** ± 0.8
SUBJECT SATISFACTION		
Cellulite appears improved	Agree and/or strongly agree	**91.9%**
	Neutral	**4.8%**
	Disagree and/or strongly disagree	**3.2%**

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Summary • Acoustic Subcision represents a novel, non-invasive treatment to improve the appearance of cellulite • At 12-weeks, a single 20 to 30-minute acoustic subcision treatment provided a 1.16-point reduction in the CSS. On average, this represented a 32.5% reduction from the participants baseline CSS score. • The procedure is relatively painless without anesthesia and can easily delegated. • Side effects are minimal and transient; there is no down time. • Research continues into the use of acoustic subcision for cellulite as well as other aesthetic indications. 29